UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	February 6, 2017

Oshkosh Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.    ☐

The undersigned registrant hereby amends Item 5.07 of the registrant’s Current Report on Form 8-K, dated February 6, 2017, to read in its entirety as set forth below for the purpose of disclosing the decision of Oshkosh Corporation regarding the frequency of shareholder votes on the compensation of executives in light of the advisory vote on this subject at its 2017 Annual Meeting of Shareholders.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Oshkosh Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) on February 7, 2017.  On that date, the independent inspector of elections for the Annual Meeting delivered its final tabulation of voting results for each of the matters submitted to a vote at the Annual Meeting, certifying the voting results set forth below.

The Company’s shareholders elected the following directors for terms expiring at the Company’s 2018 Annual Meeting of Shareholders by the votes indicated:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Keith J. Allman	62,292,425	47,692	5,244,435
Peter B. Hamilton	62,288,483	51,634	5,244,435
Wilson R. Jones	62,287,128	52,989	5,244,435
Leslie F. Kenne	62,287,626	52,491	5,244,435
Kimberley Metcalf-Kupres	62,293,029	47,088	5,244,435
Steven C. Mizell	62,290,834	49,283	5,244,435
Stephen D. Newlin	59,541,820	2,798,297	5,244,435
Craig P. Omtvedt	62,287,293	52,824	5,244,435
Duncan J. Palmer	62,294,671	45,446	5,244,435
John S. Shiely	62,288,329	51,788	5,244,435
William S. Wallace	62,288,037	52,080	5,244,435

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017 by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions
66,895,688	664,052	24,812

The Company’s shareholders approved a resolution approving, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis section and compensation tables contained in the Company’s proxy statement for the Annual Meeting by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
60,196,729	2,053,135	90,253	5,244,435

The Company’s shareholders voted to approve, on a nonbinding, advisory basis, holding a nonbinding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for future annual meetings on an annual basis by the votes indicated:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
56,895,668	124,250	5,256,159	64,040	5,244,435

In light of the results of this vote and other factors, the Board of Directors of the Company, at its May 9, 2017 meeting, approved including a non-binding shareholder advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy materials on an annual basis until the next time the Company must include in its proxy materials a non-binding shareholder advisory vote on how frequently shareholders will vote, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers, which would be at the Company’s 2023 annual meeting of shareholders.

The Company’s shareholders voted to approve the Oshkosh Corporation 2017 Incentive Stock and Awards Plan by the votes indicated:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
58,380,355	3,885,727	74,035	5,244,435

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: May 12, 2017	By:	/s/ Ignacio A. Cortina
Ignacio A. Cortina
Executive Vice President, General Counsel
and Secretary